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                                                                    Exhibit 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-13143, 333-13717, 333-53139, 333-55878,
333-76674 and 333-88652) of Millennium Chemicals Inc. of our report dated March 8, 2002 relating to the Equistar Chemicals, LP consolidated financial statements, which appears in this Annual Report on Form 10-K/A.



PricewaterhouseCoopers LLP
Houston, Texas
August 12, 2002